UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 9, 2019
________________________
HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
________________________

Delaware	001-32335	88-0488686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11388 Sorrento Valley Road, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(858) 794-8889
Not Applicable
(Former name or former address, if changed since last report)
 _________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On January 9, 2019, Halozyme Therapeutics, Inc., a Delaware corporation (“Halozyme”), issued a press release (the “Press Release”) to provide a corporate update on certain strategic programs and to provide financial guidance for 2019. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On January 9, 2019, Halozyme presented at the annual JP Morgan Healthcare Conference to provide a corporate update on certain strategic programs and to provide financial guidance for 2019. Attached hereto as Exhibit 99.2, and incorporated herein by reference, is a copy of certain slides used by Halozyme in making the presentation that are expected to be used in subsequent presentations to interested parties, including analysts and stockholders.

This information is being furnished pursuant to Item 7.01 of this Report and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by Halozyme, under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference. This Report will not be deemed an admission as to the materiality of any information in this Report that is being disclosed pursuant to Regulation FD.

Please refer to the Press Release attached hereto as Exhibit 99.1 and the slide deck attached as Exhibit 99.2 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.        Description

99.1            Halozyme Therapeutics, Inc. press release dated January 9, 2019

99.2            Halozyme Therapeutics, Inc. corporate update presentation dated January 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halozyme Therapeutics, Inc.

January 9, 2019	By:	/s/ Harry J. Leonhardt
Harry J. Leonhardt, Esq.
Senior Vice President, General Counsel and Corporate Secretary